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                                                                  EXHIBIT 10.17


                           HORIZON HEALTH CORPORATION

                            BONUS PLAN -- FISCAL 1999



Jim McAtee:      $10,000 in cash bonus for each $.01 of earnings per share in excess of $0.85 that Horizon reports during fiscal 1998. The maximum bonus to be no more than 60% of his average base salary for fiscal 1999.

Bob Lefton:      $12,000 in cash bonus for each $.01 of earnings per share in excess of $0.85 that Horizon reports during fiscal 1999. The maximum bonus to be no more than 75% of his average base salary for fiscal 1999.


                 All bonuses to be paid on the first regular payroll date following the receipt of Horizon audited financials for fiscal 1999.


Gary Kagan:      $10,000 for each new mental health and rehabilitation
                 management contract signed during fiscal 1999 in excess of twenty. Bonus to be paid upon the opening of the contract locations.